UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 11, 2007

                              Moldflow Corporation
               (Exact name of registrant as specified in charter)


     Delaware                      000-30027                    04-3406763
--------------------------------------------------------------------------------
 (State  or other           (Commission file number)           (IRS employer
   jurisdiction                                             identification no.)
 of incorporation)



       492 Old Connecticut Path, Ste 401, Framingham, MA       01701
--------------------------------------------------------     ----------
           (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (508) 358-5848

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. On September 13, 2007, Moldflow Corporation issued a press release finalizing the results of the fourth quarter and full 2007 year. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.


Section 5 - Corporate Governence and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 11, 2007, the Board of Directors of the Company appointed Kenneth R. Welch, 50, as Chief Operating Officer. Mr. Welch has served as the Company's Executive Vice President and General Manager of the Design Analysis Solutions division since September 2005 and as its Vice President of Marketing and Field Services since July 2002. Mr. Welch has been employed by the Company in various marketing and management roles since November 1996. No new compensatory contract or plan was entered into in relation to this appointment.

On September 11, 2007, the Board of Directors of the Company appointed Lori M. Henderson, 45, as Chief Administrative Officer. Ms. Henderson has served as the Company's Executive Vice President, General Counsel and Secretary since September 2005 and its Vice President, General Counsel and Secretary since July 2002. Ms. Henderson has been employed by the Company in various legal and management roles since January 1999. No new compensatory contract or plan was entered into in relation to this appointment.


Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(c) Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated September 13, 2007.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MOLDFLOW CORPORATION



Date: September 13, 2007             By:   /s/ Gregory W. Magoon
                                    --------------------------------------------
                                    Name: Gregory W. Magoon
                                    Title:  Executive Vice President of Finance,
                                    Chief Financial Officer and Treasurer


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
------------       -----------
Exhibit 99.1       Press Release issued by Moldflow
                   Corporation dated September 13, 2007.


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